UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant: ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

WOUND MANAGEMENT TECHNOLOGIES, INC. (Name of Registrant as Specified in its Charter)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:
    2. Aggregate number of securities to which transaction applies:
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☐ Fee paid previously with preliminary materials.

☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
      Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WOUND MANAGEMENT TECHNOLOGIES, INC.
16633 Dallas Parkway
Suite 250
Addison, Texas 75001
(972) 218-0935

July 18, 2014

Dear Shareholders:

You are invited to attend the 2014 Annual Meeting of Shareholders of Wound Management Technologies, Inc. to be held on September 3, 2014, at 10:00 a.m., local time, at our corporate office located at 16633 Dallas Parkway, Suite 250, Addison, Texas 75001.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

Whether or not you expect to attend the annual meeting, it is important that you vote your shares.  We are offering multiple options for voting your shares.  All holders may vote their shares by mail, telephone, Internet or written ballot at the annual meeting.  If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions on each proxy card.  In order to vote your shares by mail, please mark, sign, and date the proxy card which has been mailed to you and return it promptly in the enclosed envelope.

If you have any questions or need assistance in voting your shares, please contact our transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Thank you for your continued support of Wound Management Technologies, Inc.

Robert Lutz, Jr.
Chairman of the Board and Chief Executive Officer

WOUND MANAGEMENT TECHNOLOGIES, INC.
16633 Dallas Parkway
Suite 250
Addison, Texas 75001
(972) 218-0935

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 3, 2014

To the Shareholders of Wound Management Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wound Management Technologies, Inc. (“Wound Management” or the “Company”) will be held at our corporate office located at 16633 Dallas Parkway, Suite 250, Addison, Texas 75001, on September 3, 2014, at 10:00 a.m., local time, for the following purposes:

(1)
To elect Robert Lutz, Jr., Philip J. Rubinfeld, John Feltman, Ronald Goode, and Jeff Lewis as directors of the Company, with each director to serve until the next annual meeting, or until his successor is elected and qualified, his resignation, his removal from office by the shareholders or his death;

(2)	To ratify the appointment of Malone Bailey LLP as Wound Management’s independent registered public accounting firm for the year ending December 31, 2014;

(3)	To adopt an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the authorized shares of common stock of the Company from 100,000,000 to 250,000,000;

(4)
To authorize the filing, within the next twelve months of an additional amendment to the Company’s Articles of Incorporation effecting a 1-for-10 reverse split of the Company’s common stock (the “Reverse Split Amendment”).

(5)	To approve the adoption of the Company’s 2014 Stock Incentive Plan (the “2014 Stock Plan”);

(6)	To approve, by advisory vote, a resolution on executive compensation;

(7)	To recommend, by advisory vote, the frequency of future advisory votes on executive compensation; and

(8)	To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Bylaws.

Your Board recommends that you vote FOR Proposals 1, 2, 3, 4, 5 and 6 and, with respect to Proposal 7, for the shareholder advisory vote on executive compensation to occur every three years.

We invite you to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, we urge you to mark, sign, date, and return the enclosed proxy card in the envelope provided or vote by telephone or over the internet as soon as possible.  If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions on each proxy card.  You may revoke your proxy at any time prior to the Annual Meeting, and, if you attend the Annual Meeting, you may vote your shares of Wound Management common stock in person.

The Board of Directors has fixed the close of business on July 11, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record at the close of business on July 11, 2014, will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our offices, 16633 Dallas Parkway, Suite 250, Addison, Texas 75001 for 11 days prior to the Annual Meeting. If you would like to review the shareholder list, please contact our corporate secretary, Mandy Muse, at (972) 218-0935 to schedule an appointment.

All shareholders are cordially invited to attend the Annual Meeting. If you have any questions about the attached proxy or require assistance in voting your shares on the proxy card or voting instruction form, or need additional copies of the Company’s proxy materials, please contact our transfer agent, Securities Transfer Corporation, at (469) 633-0101.

By Order of the Board of Directors, Mandy Muse SECRETARY

Addison, Texas
July 18, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held September 3, 2014

This proxy statement and our 2013 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at http://woundmanagementtechnologies.com, which does not have “cookies”
that identify visitors to the site.

If you have any questions or require any assistance with voting your shares, please contact our transfer agent at the contact listed below:

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
P: (469) 633-0101 ext 113
F: (469) 633-0088

WOUND MANAGEMENT TECHNOLOGIES, INC.

16633 Dallas Parkway
Suite 250
Addison, Texas 75001
(972) 218-0935

PROXY STATEMENT

_______________________

The Board of Directors of Wound Management Technologies, Inc. (“Wound Management” or the “Company”) is soliciting proxies to vote at the 2014 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on September 3, 2014, at Wound Management Technologies, Inc. located at 16633 Dallas Parkway, Suite 250, Addison, Texas 75001, and at any adjournment thereof.  This proxy statement and the accompanying proxy are first being distributed and made available to shareholders on or about July 18, 2014.  For eleven days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose relevant to the Annual Meeting during regular business hours at Wound Management’s executive offices, located at the address set forth above.  If you would like to review the shareholder list, please contact our corporate secretary at (972) 218-0935 to schedule an appointment.

Interest of Certain Persons in Matters to Be Acted Upon

       As set forth below under “Securities Holdings of Principal Shareholders, Directors, Nominees and Officers”, certain of our officers and directors have significant ownership interests in the Company, including (i) shares of the Company’s Series C Preferred Stock, which shares have the right to convert into shares of Common Stock upon effectiveness of the Charter Amendment, and (ii) shares of the Company’s Series D Preferred Stock, which shares automatically convert into shares of Common Stock upon effectiveness of the Charter Amendment.

      As set forth below under Proposal #5, it is expected that all members of our executive team—including our management directors—will receive one or more forms of equity compensation under the 2014 Stock Plan.

 Record Date; Shares Entitled To Vote; Quorum

The Board of Directors has fixed the close of business on July 11, 2014 as the record date for Wound Management shareholders entitled to notice of and to vote at the Annual Meeting.  Only holders of common stock as of the record date are entitled to vote at the Annual Meeting.  As of the record date, there were 87,778,231 shares of Common Stock outstanding, which were held by approximately 2,141 holders of record. Shareholders are entitled to one vote for each share of Wound Management common stock held as of the record date, on an as-converted basis (see explanation of voting of Preferred Stock below under “Votes Required”).

The holders of a majority of the outstanding shares of Wound Management common stock (on an as-converted basis) issued and entitled to vote at the Annual Meeting must be present in person or by proxy to establish a quorum for business to be conducted at the Annual Meeting.  Abstentions and “broker non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares.  A “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under the NASDAQ rules (to which the Company is not yet subject, but by which the Company has elected to be governed for purposes of the annual meeting).  A broker non-vote may also occur if your broker fails to vote your shares for any reason.  Proposals 1 (election of directors), 3 (amendment increasing authorized common), 4 (amendment effecting reverse split), 5 (approval of stock incentive plan), and 6 (the advisory vote on executive compensation) are not considered routine matters under NASDAQ rules, so your bank or broker will not have discretionary authority to vote your shares held in street name on those items.  A broker or other nominee cannot vote without instructions on non-routine matters, and therefore an undetermined number of broker non-votes are expected to occur on these proposals. Proposal 2 (ratification of the appointment of our independent registered public accounting firm) is considered a routine matter under NASDAQ rules, so your bank or broker will have discretionary authority to vote your shares held in street name on that item. Proposal 7 (the frequency of the vote on executive compensation) is an advisory matter and your bank or broker does not have discretionary authority to vote your shares held in street name on that item.

Important Information Regarding Voting Instructions:  Under the rules of NASDAQ, if you own shares in “street name” through a broker and do not vote, your broker may not vote your shares on proposals determined to be “non-routine.”  In such cases, the absence of voting instructions results in a “broker non-vote.”  Broker non-voted shares count toward achieving a quorum requirement for the annual meeting, but they do not affect the determination of whether any non-routine matter is approved or rejected.  The proposal to ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm is the only matter in this proxy statement considered to be a routine matter for which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished.  Since Proposals 1, 3, 4, 5 and 6 are non-routine matters, broker non-voted shares will not count as votes cast and will not affect the determination of whether they are approved or rejected. Therefore, it is important that you provide voting instructions to your broker.

 Votes Required

Election of Directors.  Each share of our Common Stock is entitled to one vote with respect to the election of directors.  The nominees for director that receive an affirmative vote of holders of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter will be elected.  However, if you indicate “withhold authority to vote” it shall count as a vote cast in the election for the purposes of determining whether a majority vote has been received.  Notwithstanding the foregoing, in the event additional nominations where the election is contested, meaning the number of candidates exceeds the number of directors to be elected, the nominees who receive the vote of a plurality of the votes cast at the Annual Meeting will be elected.  If you do not vote for a particular nominee, your decision to abstain will have no effect on the election of directors.  Non-votes are not considered votes cast “for” or “against” this proposal and will have no effect on the approval to elect directors.

Please note that the Company had issued and outstanding, as of the record date, 73,911 shares of Series C Convertible Preferred Stock, and 15,300 shares of Series D Convertible Preferred Stock (collectively, the “Preferred Stock”), all of which are convertible into Common Stock and all of which are entitled to vote on an as converted basis in the election of directors.  The current conversion rate for each series of Preferred Stock is 1 share of Preferred Stock converts into 1,000 shares of Common Stock.  That means that each Preferred Share will be entitled to 1,000 votes in the director elections and that the Preferred Shares cumulatively will be entitled to cast 89,211,000 votes.

The Board of Directors recommends a vote “FOR” the election of the nominees to the Board of Directors.

Appointment of Independent Registered Public Accounting Firm.  Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of Malone Bailey LLP as our independent registered public accounting firm. The affirmative vote of holders of a majority in voting power of the Company's shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal.  The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Malone Bailey LLP, as Wound Management’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Adoption of Charter Amendment.  Each share of our Common Stock is entitled to one vote with respect to the ratification of the adoption of the Charter Amendment. The affirmative vote of holders of two-thirds of the voting power of the Company's shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal.

Please note that the Preferred Stock will also be entitled to a vote on the Charter Amendment in the same manner as discussed in the Election of Directors above.

The Board of Directors recommends a vote “FOR” the adoption of the Charter Amendment.

Adoption of Reverse Split Amendment.  Each share of our Common Stock is entitled to one vote with respect to the ratification of the adoption of the Reverse Split Amendment. The affirmative vote of holders of two-thirds of the voting power of the Company's shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal.

Please note that the Preferred Stock will also be entitled to a vote on the Reverse Split Amendment in the same manner as discussed in the Election of Directors above.

The Board of Directors recommends a vote “FOR” the adoption of the Reverse Split Amendment.

Adoption of 2014 Stock Plan.  Each share of our Common Stock is entitled to one vote with respect to the ratification of the adoption of the 2014 Stock Plan. The affirmative vote of holders of a majority of the voting power of the Company's shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal.

Please note that the Preferred Stock will also be entitled to a vote on the 2014 Stock Plan in the same manner as discussed in the Election of Directors above.

The Board of Directors recommends a vote “FOR” the adoption of the 2014 Stock Plan.

Advisory Vote on Executive Compensation.  Each share of our Common Stock is entitled to one vote with respect to the approval, in a non-binding, advisory vote, of the compensation of our named executive officers. The affirmative vote of holders of a majority in voting power of the Company's shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.   However, our board of directors will consider the choice that receives the most votes in making future decisions regarding the frequency of future votes on compensation program for our named executive officers.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers.

Frequency of Advisory Vote on Executive Compensation. When voting on this proposal, you may make your choice among one year, two years, three years, or abstain, by marking the box on your proxy card that corresponds to your choice.  For the advisory vote on the frequency of holding an advisory vote on executive compensation, the option of one year, two years, or three years that receives a majority in voting power of the Company's shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal; provided, however, that if no option receives majority support, the option that receives the most votes will be deemed to have received the advisory approval of our shareholders. Non-votes are not considered votes cast “for” or “against” this proposal and will have no effect.  Abstentions from voting will have the same effect as a vote against this proposal, provided, however, that if no option receives a majority of votes cast and the option that receives the most votes receives the advisory approval, then an abstention will have no effect on the outcome of this proposal.  Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” a frequency of every 3 years for future advisory votes on executive compensation.

Voting at Annual Meeting

You are entitled to attend the Annual Meeting only if you were a Wound Management shareholder as of the close of business on July 11, the “Record Date”, or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to July 11, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the Annual Meeting. For security reasons, you and your bags may be subject to search prior to your admittance to the meeting.

The meeting will begin at 10:00 a.m., local time.

Voting of Proxies

If you are a shareholder whose shares are registered in your name, you may vote your shares by one of the following two methods:

●	Vote by Internet, by going to www.shareholdervote.info and following the instructions for Internet voting shown on the enclosed proxy card.

●
Vote by Proxy Card, by completing, signing, dating and mailing the proxy card in the envelope provided (if you received paper copies of the proxy materials);. If you vote by Internet, please do not mail your proxy card.

The deadline for voting electronically through the internet is 11:59 p.m., Central Time, on August 22, 2014.   Your vote, including any votes delivered by mail should you receive paper copies of your proxy materials and mail your proxy/voting instruction card, must be received by 11:59 p.m. Central Time on August 22, 2014 in order to be counted.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the internet.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

The proxies identified on the proxy card will vote the shares of which you are shareholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares “FOR” the nominated slate of directors and “FOR” each of the other proposals. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.

Shareholder of Record.  If your shares are registered directly in your name or with our transfer agent, Securities Transfer Corporation, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by us.  As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have provided a proxy card for your use.

Beneficial Holder.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, in order to vote these shares in person at the meeting you must obtain a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee will provide a proxy card for your use.

How to Vote By Proxy; Revocability of Proxies

To vote by proxy, you must mark, sign, date, and return the proxy card in the enclosed envelope.  If you are a beneficial holder, you may also vote your shares through the web by using the instructions on each proxy card.  Any Wound Management shareholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted.

Whether you vote by internet or by mail, you can change or revoke your proxy before it is voted at the meeting by:

●	submitting a new proxy card bearing a later date;

●	voting again by internet at a later time;

●	giving written notice before the meeting to our Secretary at the address set forth on the cover of this Proxy Statement stating that you are revoking your proxy; or

●	attending the meeting and voting your shares in person.

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.  A Wound Management shareholder whose shares are held in the name of a broker, bank or other nominee must bring a legal proxy from his, her or its broker, bank or other nominee to the meeting in order to vote in person.

 Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

 Solicitation of Proxies

The cost of soliciting proxies in the accompanying form will be borne by Wound Management. Proxies are being solicited by mail, telephone, fax, email, press releases, press interviews or the Company’s Investor Relations website. In addition to solicitations by mail, a number of officers, directors and regular employees of ours may, at no additional expense to us, solicit proxies in person or by telephone. Our officers and employees may solicit proxies personally, by telephone or other telecommunications with some shareholders if proxies are not received promptly. We will also make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

 Important Information Regarding Delivery of Proxy Material

The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their shareholders.  These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or

●	the notice only option.

A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.  In connection with its 2014 Annual Meeting of Shareholders, Wound Management has elected to use the notice and access delivery option.

Notice Only Option

This year, we are pleased to be distributing our proxy materials to certain shareholders via the Internet under the “notice and access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our costs of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. On or about July 11, 2014, we mailed a “Notice of Internet Availability of Proxy Materials” to participating shareholders, containing instructions on how to access the proxy materials on the Internet.

Under the notice only option, a company must post all proxy materials on a publicly-accessible website.  Instead of delivering proxy materials to its shareholders, the Company instead delivers a “Notice of Internet Availability of Proxy Material.”  The notice includes, among other matters:

●	information regarding the date and time of the Annual Meeting of shareholders as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a shareholder can request paper or e-mail copies of the proxy materials.

If a shareholder requests paper copies of the proxy materials, these materials must be sent to the shareholder within three business days and by first class mail.

By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products.

The notice, proxy card or voting instruction form will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available at http://wmgtech.com under Investor Relations.

 Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy material to its shareholders by mail as it would have done prior to the change in the rules.  In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.  As we have elected to use the notice and access option, if you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. You may make this request by contacting our corporate secretary. To facilitate timely delivery please make the request as instructed below on or before August 22, 2014 if you wish to receive such materials prior to the date set for the meeting.

 Householding

We have adopted a procedure, approved by the Securities and Exchange Commission, called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials or in “notice and access” (see above under “Important Information Regarding Delivery of Proxy Material - Notice Only Option) will receive only one copy of future notices of annual meetings, proxy statements and annual reports, proxy statements combined with a prospectus or any information statement unless we are notified that one or more of these shareholders wishes to continue receiving individual copies. If you and other Company shareholders living in your household do not have the same last name, you may also request to receive only one copy of future proxy statements and financial reports. Householding reduces our printing costs and postage fees and conserves natural resources. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings. If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold Company stock in more than one account, and in either case you wish to receive only a single copy of each document for your household, please obtain instructions by contacting our transfer agent, Securities Transfer Corporation, at (469) 633-0101.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	send a written request to Wound Management Technologies, Inc., Attn: Corporate Secretary, 16633 Dallas Parkway, Suite 250, Addison, Texas 75001, if you are a shareholder of record; or

notify your broker, if you hold your shares in street name. If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, please contact Computershare as indicated above and a separate copy will be sent to you promptly. If you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare as indicated above. If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

 Inspector of Elections

The inspector of elections will be a representative from Securities Transfer Corporation.

PROPOSAL ONE

Election of Directors

Wound Management’s Articles of Incorporation provide for the election of the entire Board at each annual meeting.  Each director is being elected until the date of the next annual meeting and a successor has been elected and duly qualified.  The nominees for director are John Feltman, Robert Lutz, Jr., and Dr. Philip J. Rubinfeld, each a current director of Wound Management, as well as Ronald Goode and Jeff Lewis, each of whom has not previously served as a director of Wound Management.

The director nominees named in this proxy statement has agreed to serve as directors if elected, and we have no reason to believe that any of them will be unable to serve. In the event that before the annual meeting any of the nominees named in this proxy statement should become unable or unwilling to serve, the persons named in the enclosed proxy will vote the shares represented by any proxy received by our Board of Directors for such other person or persons as may thereafter be nominated for director by our Board of Directors.

Assuming the presence of a quorum, the nominee for director who receives the most votes will be elected.  The enclosed proxy card provides a means for shareholders to vote for or to withhold authority to vote for the nominee for director.  If a shareholder executes and returns a proxy, but does not specify how the shares represented by such shareholder’s proxy are to be voted, such shares will be voted FOR the election of the nominee for director.  In determining whether this item has received the required number of affirmative votes, abstentions will have no effect.  Non-votes are not considered votes cast “for” or “against” this proposal at the Annual Meeting and will have no effect on the approval to elect directors.

The Board of Directors recommends a vote “FOR” the election of the nominee to the Board of Directors.

Board of Directors

The following table sets forth the names, ages, and positions of the current directors of Wound Management.

NAME	AGE	POSITION	YEAR FIRST ELECTED
Robert Lutz, Jr.	64	Chairman and Chief Executive Officer	2012
Araldo A. Cossutta	88	Director	1994
John Feltman	65	Director	2013
Robert E. Gross	68	Director	1994
Thomas J. Kirchhofer	72	Director	1994
Dr. Philip J. Rubinfeld	57	Director	2010
Deborah Jenkins Hutchinson	56	Director and President	2010

 Director Nominees

Robert Lutz, Jr. is Chairman of the Board and Chief Executive Officer and President of the Company.  He also currently serves as the President of R.L. Investments Inc. and Lutz Investments LP. From June 1994 to March 31, 2000, he served as the Chairman and Chief Executive Officer of AMRESCO, Inc., and prior to that, served as the President and Chief Operating Officer of Balcor/Allegiance Realty Group, a subsidiary of the American Express Company. Mr. Lutz has extensive management and leadership experience with both public and private companies, including subsidiaries of Liberty Corp, American Express and AMRESCO. He has been an Independent Director of Felcor Lodging Trust Inc., a General Partner of Felcor Lodging LP (a publicly-traded REIT) since July 1998. He serves as a Trustee of Urban Land Institute. He served as a Trust Manager of AMRESCO Capital Trust since 1998. Mr. Lutz served as a Director of Bristol Hotel Company from December 1995 to its merger into Felcor Lodging Trust Inc. in July 1998.

Dr. Philip J. Rubinfeld has served as the Director of Anesthesiology and Pain Management at Surgery Center of Northwest Jersey, LLC since 2001, and he has served as Medical Director and Director of Anesthesiology at Specialty Surgical Center, LLC since 2007.  Dr. Rubinfeld has also worked in private practice specializing in pain management since 1996.

John Feltman has served a Director of the Company since October 11, 2013. Mr. Feltman is currently the Chair and Chief Executive Officer of both Brookhaven Medical, Inc. (“BMI”), and Brookhaven Capital Corporation, and also serves on the boards of Futurematrix Interventional, Inc., NCAT, Inc., and CreatiVasc Medical, Inc. Mr. Feltman—who was appointed to the Board in connection with a loan agreement between BMI and the Company, as further described in the Company’s Current Report on Form 8-K filed with the SEC on brings years of both governance experience and industry-specific expertise to the Board.

Ronald L. Goode, Ph.D., has served as President and Chief Executive Officer of The Goode Group—a Dallas-based consulting firm advising boards, management, investment funds, and individuals, primarily in the pharmaceuticals, biotech, and medical device industries. He has extensive expertise in management of a full range of operations on a global basis, having served as CEO of both eXegenics (2001–2004) and Unimed (2000-2001),  and his experience as a director of multiple publicly-held foreign issuers has given him a broad perspective on corporate governance issues. He currently serves on the board of directors of Hikma Pharmaceuticals.

Jeffrey R. Lewis, has served as President and Chief Operating Officer of Heinz Family Philanthropies since 1991, and also served as Chief Operating Officer of Employee Health Insurance Management from June 2011 to July 2014. Mr. Lewis has served in a variety of advisory roles to both elected officials and private policy groups regarding a wide range of policy issues, with a particular focus on health care.

The Board unanimously recommends using the enclosed proxy card to vote FOR the Board’s nominees for Director.

 Current Directors Not Nominated to Serve on the Board

Deborah Jenkins Hutchinson will be stepping down as a Director of the Company, but will continue to serve as the Company’s President, a position she has held since October 16, 2013.  She previously served as the Company’s President from January 12, 2010 until March 20, 2012.  From 2005 until January 12, 2010, she served in various capacities, including most recently, as President of Virtual Technology Licensing, LLC, a subsidiary of HEB, the Company’s largest shareholder.  Prior to joining Virtual Technology Licensing, she was the Managing Member of Cognitive Communications, LLC, a business consulting company and served as Special Consultant to Health Office India for strategy development and operations assistance for work with US clients in medical transcription and coding services.  Ms. Hutchinson is currently on the Board of Directors of Private Access, Inc.

Araldo A. Cossutta is President of Cossutta and Associates, an architectural firm based in New York City, with major projects throughout the world.  Previously, he was a partner with I.M. Pei & Partners and is a graduate of the Harvard Graduate School of Design and the Ecole des Beaux Arts in Paris.  Mr. Cossutta was a significant shareholder in Personal Computer Card Corporation ("PC3") and was chairman of PC3 at the time of its acquisition by the Company in November 1993.  He also was a large shareholder and director of Computer Integration Corporation of Boca Raton, Florida from 1993 to 2000.

Robert E. Gross is President of R. E. Gross & Associates, providing operational consulting, strategic advisory and technology projects for clients in the multi-location healthcare, banking and service industries.  From 1990 to 1998 he was the Executive VP, COO for HBCS, a Revenue Cycle Cooperative for 40 hospitals. From 1987 to 1990, he was Senior VP, Technical Operations and Business Development for Medaphis Physicians Service Corp., Atlanta, Georgia. Prior to that, he held executive positions with Chi-Chi's, Inc., Royal Crown Companies and TigerAir. He also spent 13 years as an engineer and corporate analyst with IBM and teaches Healthcare Data Management in the Graduate School of Public Health at Emory University in Atlanta, Georgia.

Thomas J. Kirchhofer is President of Synergy Wellness Centers of Georgia, Inc.  He is past president of the Georgia Chiropractic Association.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of the executive officers of Wound Management.

NAME	AGE	POSITION
Robert Lutz, Jr.	64	Chairman and Chief Executive Officer
Deborah Jenkins Hutchinson	56	President
Darren Stine	43	Chief Financial Officer
Cathy Bradshaw	61	President of WCI

Biographies for Mr. Lutz and Ms. Hutchinson are listed in the Board of Directors Section.

          Darren Stine—Chief Financial Officer. Mr. Stine has over twenty years of progressive and broad experience developing, managing, and leading finance and accounting functions for companies. In addition to holding senior management positions at JPO Management, County Fresh, Aventine Renewable Energy, and EcoProduct Solution, he has also owned a successful tax and accounting consulting firm. Darren’s strengths include in-depth understanding of Federal and State Tax, SOX, Treasury, SEC Reporting, Auditing, and Finance & Accounting processes. He has been instrumental in strategically aligning companies to meet and exceed owner/shareholders expectation and in streamlining corporate procedures.

          Cathy Bradshaw—President of Wound Care Innovations, LLC—Ms. Bradshaw has over 25 years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME, including serving as SE Regional VP at Ivonyx, Inc. (home infusion) and Sr. VP of Managed Care/Contracting at Flag Ship Home Health in Florida. Cathy is responsible for the Science and Technology of CellerateRX®.

Indebtedness of Directors and Executive Officers

None of our directors or officers or their respective associates or affiliates is indebted to us.

Family Relationships

There are no family relationships among our directors or executive officers.

 Independent Directors

The Board presently has two members from our management team—Robert Lutz, Jr. and Deborah Jenkins Hutchinson—and 5 non-management directors.  All of our directors are independent, as defined by Rule 4200(a) (15) of the NASDAQ’s listing standards, except for Mr. Lutz, who is not independent because he is currently Chief Executive Officer, and Ms. Hutchinson, who is the President of the Company.

Under the NASDAQ’s listing standards, no director qualifies as independent unless the Board affirmatively determines that he or she has no material relationship with Wound Management. Based upon information requested from and provided by each director concerning their background, employment, and affiliations, including commercial, banking, consulting, legal, accounting, charitable, and familial relationships, the Board has determined that, other than being a director and/or shareholder of Wound Management, each of the independent directors named above has either no relationship with Wound Management, either directly or as a partner, shareholder, or officer of an organization that has a relationship with Wound Management, or has only immaterial relationships with Wound Management, and is independent under the NASDAQ’s listing standards.

Meetings and Committees of the Board of Directors

Our business is managed under the direction of the Board of Directors.  The Board of Directors meets on a regular basis—at least quarterly—to review significant developments affecting us and to act on matters requiring approval of the Board of Directors.  It also holds special meetings when an important matter requires attention or action by the Board of Directors between scheduled meetings.  The Board of Directors does not currently have a standing audit, compensation, nominating or governance committee, and the entire Board of Directors performs the functions of each such committees, participating in all relevant decisions thereof. It is the expectation of  the Company that, upon election of the new directors, it will be able to form standing committees so as to more efficiently perform their various functions, and that each such committee will adopt a charter as appropriate and make such charter available on the Company’s website. The Company further recognizes that none of its directors currently qualifies as an audit committee financial expert. The Board of Directors continues to search for qualified candidates to fill such role.

Nominations

The existing directors work to identify qualified candidates to serve as nominees for director. When identifying director nominees, the Board may consider, among other factors, the person’s reputation, integrity, and independence from the Company; skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of the Company and the industry generally; the number of other public companies for which the person serves as director; and the availability of the person’s time and commitment to the Company. In the case of current directors being considered for re-nomination, the Board will also take into account the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and committees thereof and the director’s preparation for and participation in such meetings.

Shareholders seeking to nominate director candidates for inclusion in the Company’s proxy materials may do so by writing the Corporate Secretary of the Company and giving the recommended candidate’s name, biographical data and qualifications, if such recommendations are submitted by shareholders in compliance with the Company’s bylaws and within the time period set forth below under “Shareholder Proposals for 2015 Annual Meeting.”

Following identification of the need to replace a director, add a director or re-elect a director to the Board, and consideration of the above criteria and any shareholder recommendations, the Board will submit its recommended nominees to the shareholders for election. The Board utilizes this process, rather than a formal nominations committee, because they have found that, for the Company, the functions of a nominations committee are more than adequately addressed by this process.

Board Leadership Structure

       The Board has no set policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. Currently, Robert Lutz, Jr. serves as our Chairman and Chief Executive Officer.  There are currently no lead independent directors serving on the Board.

       Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. This leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer and the Chief Financial Officer and the independent directors. Of the seven members of our Board, five are independent from management.

Risk Management

       The Board is responsible for overseeing our management and operations. The Board serves in the role of Audit Committee, fulfilling its responsibilities for general oversight of the integrity of Wound Management’s financial statements, Wound Management’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of Wound Management’s internal audit function, and risk assessment and risk management. We believe that the Board provides effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer term horizon. From this risk assessment plans are developed to deal with the risks identified. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

 Meeting Attendance

During the fiscal year ended December 31, 2013, the Board of Directors held 16 meetings.  During 2013, each director (other than John Feltman, Deborah Hutchinson, and Philip Rubinfeld) attended all Board meetings (no director attended fewer than 75% of the meetings), and no directors received any compensation in 2013 for service to Wound Management in their role as director.  See “Executive Compensation—Compensation of Directors.”  Wound Management encourages, but does not require, directors to attend the annual meeting of shareholders; however, such attendance allows for direct interaction between shareholders and members of the Board of Directors.

Code of Ethics

On April 2, 2012 we adopted a Code of Ethics applicable to our principal executive, financial and accounting officers.  The Code of Ethics can be found on our website at http://wmgtech.com under Investor Relations.

 Shareholder Communications with the Board

Any Company shareholder or other interested party who wishes to communicate with the non-management directors as a group may direct such communications by writing to the:

Corporate Secretary
Wound Management Technologies, Inc.
16633 Dallas Parkway, Suite 250
Addison, TX 75001

The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number.

All such communications will be reviewed initially by the Company Secretary. The Company Secretary will forward to the appropriate director(s) all correspondence, except for items of the following nature:

●	advertising;
●	promotions of a product or service;
●	patently offensive material; and
●	matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception.

The Company Secretary will prepare a periodic summary report of all such communications for the Board. Correspondence not forwarded to the Board will be retained by the Company and will be made available to any director upon request.

SECURITIES HOLDINGS OF PRINCIPAL SHAREHOLDERS,
DIRECTORS, NOMINEES AND OFFICERS

The following table sets forth, as of July 11, 2014 the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group. As of July 11, 2014:  (a) there were 88,782,320 and 85,778,231 shares of common stock issued and outstanding, respectively, with 4,089 shares held as treasury stock, (b) 73,911 shares of Series C Preferred Stock issued and outstanding, and 15,300 shares of Series D Preferred Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Common Stock		Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Beneficial Ownership Percentage	Number of Shares Beneficially Owned	Beneficial Ownership Percentage
HEB LLC 777 Main St. Suite 3100 Fort Worth, TX 76102	10,273,064	11.70%	—	—
Applied Nutritionals, LLC 1890 Bucknell Drive, Bethlehem, PA 18015	6,000,000	6.84%	—	—
	Common Stock		Preferred Stock
Officers, Directors and Nominees:	Number of Shares Beneficially Owned	Beneficial Ownership Percentage	Number of Shares Beneficially Owned	Beneficial Ownership Percentage
Robert Lutz, Jr. (1)	250,000	0.28%	9,257	10.38%
Araldo A. Cossutta (2)	6,357,000	7.24%	—	—
Dr. Philip J. Rubinfeld (3)	468,750	0.53%	1,723	1.93
Thomas J. Kirchhoffer (4)	152,000	0.17%	—	—
Robert E. Gross (5)	152,000	0.17%	—	—
Cathy Bradshaw (6)	450,000	0.51%	1,000	1.12%
Deborah J. Hutchinson (7)	268,750	0.31%	2,000	2.24%
J John Feltman	112,000	0.13%	—	—
Darren Stine (8)	—	—	500	0.56%
Ronald Goode	—	—	—	—
J Jeff Lewis	—	—	—	—
All directors and executive officers as a group (8 persons)	8,210,500	9.57%	14,480	16.23%

(1)
Mr. Robert Lutz Jr. may be deemed to beneficially own 250,000 shares of stock held by his wife. Ownership of Preferred Stock includes 6,000 shares of Series D Preferred Stock and 3,257 shares of Series C Preferred Stock.

(2)	Reflects 127,000 shares issuable upon the exercise of warrants and/or options.
(3)	Reflects 118,750 shares issuable upon the exercise of warrants and/or options. Ownership of Preferred Stock includes 1,723 shares of Series C Preferred Stock
(4)	Reflects 52,000 shares issuable upon the exercise of warrants and/or options.
(5)	Reflects 52,000 shares issuable upon the exercise of warrants and/or options.
(6)	Reflects 200,000 share issuable upon the exercise or warrants and/or options. Ownership of Preferred Stock includes 1,000 shares of Series D Preferred Stock.
(7)	Reflects 18,750 shares issuable upon the exercise of warrants. Ownership of Preferred Stock includes 2,000 shares of Series D Preferred Stock.
(8)	Reflects 500 shares of Series D Preferred Stock issued pursuant to a restricted grant.

Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC.  Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it and representations from certain reporting persons regarding their compliance with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended December 31, 2013, except as otherwise reported on the Company’s Annual Report on 10-K for that period.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation awarded to, earned by or paid to executive officers (or those acting in a similar capacity).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert Lutz, Jr (a)	2012 2013	- 125,000	- -	- 420,000	672,000(b) -	- -	- -	- -	672,000 545,000
Deborah J. Hutchinson (c)	2012 2013	- 32,500	-	- 140,000	2,644 -	- -	- -	- -	2,644 171,250
Cathy Bradshaw (d)	2012 2013	120,000 120,000	- -	- 70,000	33,600 -	--	- -	- -	153,600 190,000

Notes to Summary Compensation Table

(a)  Robert Lutz, Jr. was appointed to fill the remaining vacancy on the Company’s Board of Directors and to serve as the Chairman of the Board and as the Company’s President and Chief Executive Officer on March 20, 2012.  He elected not to receive compensation in 2012.

(b) These options were forfeited February 15 of 2013.

(c) Deborah J. Hutchinson resigned as the Company’s President on March 20, 2012, and was reappointed as President effective October 16, 2013.

(d)  Cathy Bradshaw is the President of WCI and, because the primary focus of the Company has been concentrated within this subsidiary, her compensation has been included in this Executive Compensation disclosure.

Employment Agreements

None of our executive officers or employees listed above has an employment agreements or change in control agreements with the Company or its subsidiaries and there are no verbal agreements with any of these executives or other employees regarding their employment or compensation.

In November of 2013, Ms. Cathy Bradshaw received a grant of 1,000 shares of Series D Preferred Stock, which shares will vest in equal tranches over three years.

Director Compensation

We do not pay our directors a fee for attending scheduled and special meetings of our board of directors.  We intend to reimburse each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.  In the 2013, the Company did not issue any equity compensation to the members of its Board of Directors in respect of their service thereon. In the future we might have to offer additional compensation to attract the caliber of independent board members the Company is seeking.

Wound Management does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors.  No other or additional compensation for services were paid to any of the directors. We will continue to periodically reevaluate with assistance from independent compensation consultants retained by the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information concerning outstanding equity awards at December 31, 2013 for our named executive officers.  We do not currently have an equity incentive plan; therefore, these columns have been omitted from the following table.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested ($) (2)
Araldo A. Cossutta	52,000	—	0.15	9/11/2017	—	—
Dr. Philip J. Rubinfeld	18,750	—	0.15	9/11/2017	—	—
Thomas J. Kirchhoffer	52,000	—	0.15	9/11/2017	—	—
Robert E. Gross	52,000	—	0.15	9/11/2017	—	—
Deborah J. Hutchinson	18,750	—	0.15	9/11/2017	—	—
John Feltman	-	—			—	—
Cathy Bradshaw (1)	66,667	133,333	0.15	8/17/2017	1,000	115,000
	3,260,167		1.00	300,873	1,000	115,000

Footnotes to Outstanding Equity Awards table:
(1)
Ms. Bradshaw's 200,000 stock purchase options issued on 8/17/2012 vest over a 3-year period beginning on the first anniversary of issuance.  Additionally, Ms. Bradshaw was issued 1,000 shares  Series D Preferred Stock pursuant to a restricted stock agreement on 11/13/13, which shares vest over a 3-year period.

 Pension Benefits

Wound Management does not sponsor any pension benefit plans and none of the named executive officers contribute to such a plan.

 Non-Qualified Deferred Compensation

Wound Management does not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of the named executive officers contribute to any such plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than officer and director compensation arrangements disclosed herein, the Company was not involved in any transactions with related parties during fiscal years 2012 or 2013.

All of our directors are independent, as defined by Rule 4200(a) (15) of the NASDAQ’s listing standards, except for Mr. Lutz and Ms. Hutchinson, who serve as officers of the Company.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Wound Management Board of Directors has selected Malone Bailey LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2014.  Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of Wound Management for ratification at the Annual Meeting. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and its shareholders. If our shareholders do not ratify the selection of Malone Bailey LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

Pritchett, Siler & Hardy, P.C. provided audit services to Wound Management for the year ended December 31, 2013 until August 21, 2013 and then Malone Bailey LLP provided audit services for the balance of the year.  A representative of Malone Bailey LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

No report of Pritchett, Siler & Hardy, P.C. or Malone Bailey LLP on Wound Management’s financial statements for either of Wound Management’s last two fiscal years contained any adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Wound Management’s financial statements for the last two fiscal years, there were no disagreements with Pritchett, Siler & Hardy, P.C. or Malone Bailey LLP on any matters of accounting principles, financial statement disclosure or audit scope and procedures which, if not resolved to the satisfaction of Pritchett, Siler & Hardy, P.C. or Malone Bailey LLP, would have caused the firm to make reference to the matter in its report.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the total votes cast is necessary to ratify the appointment of Wound Management’s independent registered public accounting firm.  The enclosed proxy card provides a means for shareholders to vote for the ratification of the selection of Wound Management’s independent registered public accounting firm, to vote against it or to abstain from voting with respect to it. If a shareholder executes and returns a proxy, but does not specify how the shares represented by such shareholder’s proxy are to be voted, such shares will be voted FOR the ratification of selection of Wound Management’s independent registered public accounting firm. Abstentions will have the same legal effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Malone Bailey LLP, as Wound Management’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of Wound Management’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

REPORT OF THE AUDIT COMMITTEE

The Board serves in the role of Audit Committee fulfilling its responsibilities for general oversight of the integrity of Wound Management’s financial statements, Wound Management’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of Wound Management’s internal audit function, and risk assessment and risk management.  The Board manages Wound Management’s relationship with its independent auditors (which report directly to the Board).  The Board has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Board deems necessary to carry out its duties and receives appropriate funding, as determined by the Board, from Wound Management for such advice and assistance.

Wound Management’s management is primarily responsible for Wound Management’s internal control and financial reporting process.  Wound Management’s independent auditors, Malone Bailey LLP, are responsible for performing an independent audit of Wound Management’s consolidated financial statements and internal control over financial reporting, and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles.  The Board monitors Wound Management’s financial reporting process and reports to the Board on its findings.

In this context, the Board in its role as the Audit Committee hereby reports as follows:

1.      The Board has reviewed and discussed the audited financial statements with Wound Management’s management.

2.      The Board has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.      The Board has received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

4.      Based on the review and discussions referred to in paragraphs (1) through (3) above, the Board has approved, that the audited financial statements be included in Wound Management’s Annual Report on Form 10-K for the year ended December 31, 2013, and for filing with the Securities and Exchange Commission.

This report is submitted by the Board.

Audit Fees.  We engaged MaloneBailey, LLP to conduct our audits for the three-month period ended September 30, 2013, and the twelve-month period ended December 31, 2013, and our audit fees for services performed such period were $54,000.  Our prior audit firm was Pritchett, Siler & Hardy, P.C., and our audit fees for services performed during the first two quarters of 2013 and the twelve-month period ended December 31, 2013, were $15,292 and $63,677, respectively.

Audit-Related Fees.  The aggregate fees billed by Pritchett, Siler & Hardy, P.C. and Malone Bailey LLP for assurance and related services that were reasonably related to the performance of the audit or review of Wound Management’s financial statements which are not reported in “audit fees” above, for the years ended December 31, 2013 and December 31, 2012, were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by Pritchett, Siler & Hardy, P.C. for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2012 were $14,581.  No other tax fees were paid to either of the above-mentioned firms during the previous two years.

All Other Fees.  The aggregate fees billed by Pritchett, Siler & Hardy, P.C. and Malone Bailey LLP for other services, exclusive of the fees disclosed above relating to financial statement audit and audit-related services and tax compliance, advice or planning, for the years ended December 31, 2012 and 2013, was $0.

Consideration of Non-audit Services Provided by the Independent Auditors.  The Board has considered whether the services provided for non-audit services are compatible with maintaining Malone Bailey LLP’s independence, and has concluded that the independence of such firm has been maintained.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The policy of the Board, in its capacity as the Company’s audit committee, is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Board approved all of the fees described above. The Board may also pre-approve particular services on a case-by-case basis. The independent public accountants are required to periodically report to the Board regarding the extent of services provided by the independent public accountants in accordance with such pre-approval. The Board may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Board at the next scheduled meeting.

PROPOSAL THREE

Charter Amendment

          The Board has determined that it is in the best interest of the Company for the Company to amend its Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 to 250,000,000 (attached hereto as Appendix A, the “Charter Amendment”).  The reasons for the increase are (i) to enhance the Company’s ability to raise capital through the issuance of common stock or equity or debt securities convertible into common stock, and (ii) ensure sufficient shares of common stock are available for reservation in connection with the exercise or conversion of options, warrants, preferred stock, and any other convertible debt or equity securities issued by the Company. The proposed increase is neither a response to nor a result of any accumulation of the Company’s stock or a threatened takeover.

         None of the newly authorized shares are subject to any preemptive rights.  The Company does not contemplate any specific issuance of the newly authorized common stock in the future.

         As of the Record Date, there were 87,778,321 shares of common stock and 89,211 shares of Preferred Stock consisting of 73,911 shares of Series C Convertible Preferred Stock, and 15,300 shares of Series D Convertible Preferred Stock outstanding.  The number of authorized shares common stock reserved for issuance pursuant to options, warrants, contractual commitments, or other arrangements is 14,763,677, and the number of authorized shares of preferred stock so reserved is 0.  There are currently no authorized and unissued shares of common stock available for future issuances and not reserved for any specific use, and the number of authorized and unissued shares of Common Stock available following the effectiveness of the Charter Amendment will be 58,247,002 upon; the number of similarly situated shares of preferred stock is currently 4,910,789 and will be 4,926,089 upon effectiveness of the Charter Amendment.

          Anti-Takeover Effects of Charter Amendment. The increase in authorized Common Shares may make it more difficult or prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts.  For example, shares of authorized and unissued Common Shares could (within the limits imposed by applicable law) be issued in one or more transactions that would discourage persons from attempting to gain control of the Company, by diluting the voting power of Common Shares then outstanding.  Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Each of these, together with other anti-takeover provisions in our charter documents and provided by Texas law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium. The proposed increased in our authorized Common Shares is not the result of any such specific effort, rather, as indicated above, the purpose of the increase in the authorized Common Shares is to provide our Company’s management with certain abilities including, but not limited to, the issuance of Common Shares to be used for public or private offerings, conversions of convertible securities (including but not limited to the Series D Preferred Stock), issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and not to construct or enable any anti-takeover defense or mechanism on behalf of our Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent Shareholders, our Company presently has no intent or plan to employ any additional authorized shares as an anti-takeover device nor are the additionally authorized shares being issued in response to any accumulation of Common Stock or threatened takeover.

          Other Anti-Takeover Provisions of Our Charter Documents. Other provisions of our governing documents that have relevant anti-takeover consequences are the lack of cumulative voting and indemnification provided to directors and officers.  Our Company’s Articles of Incorporation do not provide for cumulative voting in the election of directors. The combination of the present ownership by a few shareholders of a significant portion of our Company’s issued and outstanding stock and lack of cumulative voting makes it more difficult for other shareholders to replace our Company’s Board or for another party to obtain control of our Company by replacing our Board.

        Our Articles of Incorporation and bylaws provide for indemnification of our directors and officers and provide for the advancement of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by law.

       The information required to be disclosed by Item 13(a) of Schedule 14A is incorporated by reference to our Annual Report on Form 10-K/A for the Fiscal Year ended December 31, 2013 filed with the SEC on April 30, 2014.

PROPOSAL FOUR

Reverse Split

      Shareholders are being asked to consider, and if deemed appropriate, to approve, the Reverse Split of the Company’s issued and outstanding Common Stock of one (1) post-Reverse Split share for up to ten (10) pre-Reverse Split shares (the “Reverse Split Ratio”). The purpose of the Reverse Split is to increase the per-share market price of the Company’s common stock in order to obtain a listing on the NASDAQ Capital Market.

       The Board of Directors, in its sole discretion, will have discretion to implement the Reverse Split, and, if implemented, to determine the Reverse Split Ratio, being one (1) post-Reverse Split share for up to ten (10) pre-Reverse Split shares, of the Reverse Split. The Board of Directors believes that shareholder approval of a range of ratios (as opposed to approval of a specified ratio) provides the Board of Directors with maximum flexibility to achieve the purpose of the reverse stock split, being to meet the minimum price per share requirements of the NASDAQ Capital Market, and, therefore, is in the best interests of the Company and shareholders.  No scrip or fractional shares will be issued if, as a result of the Reverse Split, a stockholder would otherwise become entitled to receive a fractional share of Common Shares.  In lieu of issuing fractional shares, the Company will round up to one whole share of Common Shares in the event a stockholder would be entitled to receive a fractional share of Common Shares.

       The reasons for the Reverse Split, and certain risks associated with the Reverse Split and related information, are described below.

Reasons for the Reverse Split

       The Board of Directors believes that it is in the best interests of the Company to pursue a listing on the NASDAQ Capital Market. The sole purpose of the Reverse Split is to meet the minimum listing requirements of NASDAQ Capital Market, which require the regular bid price at time of listing must be $4.00 per share.  The Reverse Split will allow our Common Shares to reach the NASDAQ’s minimum bid threshold.  The benefits to listing on NASDAQ Capital Market include, among other things:

●	Immediate access to a much larger national financial market;
●	Immediate access to institutional and other large scale investors;
●	The ability to market and publicize performance and other relevant information to a much larger audience; and
●	The ability to provide our shareholders with access to a national stock exchange wherein their shares will be available to a much broader market.

       If the resolution is approved, the Reverse Split would be implemented, if at all, only upon a determination by the Board of Directors that it is in the best interests of the Company at that time. In connection with any determination to implement the Reverse Split, the Board of Directors will set the timing for the Reverse Split to become effective, which the Board of Directors currently anticipates will be as soon as practicable following the Meeting. No further action on the part of the shareholders would be required in order for the Board of Directors to implement the Reverse Split. If the Board of Directors does not implement the Reverse Split prior to the next annual meeting of the shareholders, the authority granted by the ordinary resolution to implement the Reverse Split on these terms would lapse and be of no further force or effect. The resolution also authorizes the Board of Directors to elect not to proceed with, and abandon, the Reverse Split at any time if it determines, in its sole discretion, to do so.

       However, there can be no assurance that the Reverse Split will achieve the intended results outlined above, that the price per share of the common stock after the Reverse Split will increase at all or proportionately with the decrease in the number of shares, that the common stock will achieve the desired additional marketability, or that any price increase can be sustained for a prolonged period of time. Also, it is possible that the liquidity of the common stock after the Reverse Split may be adversely affected by the reduced number of shares outstanding if the proposed Reverse Split is implemented.

Holders of Certificated Shares of Common Stock

       No delivery of a certificate evidencing a post-Reverse Split share will be made to a shareholder until the shareholder has surrendered the issued certificates representing its pre-Reverse Split shares. Until surrendered, each certificate formerly representing pre-Reverse Split shares shall be deemed for all purposes to represent the number of post-Reverse Split shares to which the holder is entitled as a result of the Reverse Split. No shareholder will be required to pay a transfer or other fee to exchange his, her or its pre-Reverse Split share certificate.

      The information required to be disclosed by Item 13(a) of Schedule 14A is incorporated by reference to our Annual Report on Form 10-K/A for the Fiscal Year ended December 31, 2013 filed with the SEC on April 30, 2014.

PROPOSAL FIVE

Adoption of 2014 Omnibus Long Term Incentive Plan

On May 9, 2014, the Company adopted the 2014 Omnibus Long Term Incentive Plan (in the form included herewith as Appendix B, the “Omnibus Plan”).  Pursuant to the terms of the Omnibus Plan, the Company may issue various equity securities and cash bonuses to employees and directors selected for participation. Under the Omnibus Plan, the Company may award restricted stock, restricted stock units, stock options, and stock appreciation rights.

Approval of the Omnibus Plan satisfies the shareholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (“Code”), which is required prior to the Company’s paying such compensation. Additionally, approval of the Omnibus Plan satisfies the shareholder approval requirements of Section 422 of the Code with respect to incentive stock options.

Section 162(m) of the Code limits the amount of compensation paid to certain senior executive officers that public companies may deduct to $1 million for each such senior executive officer in any fiscal year. Certain performance-based compensation is exempt from the deduction limit if it meets the requirements of Section 162(m) of the Code. The Omnibus Plan is intended to permit awards granted thereunder to qualify for exemption from the deduction limit to the extent that the compensation is recognized by the “covered employee” as defined in Section 162(m) of the Code as ordinary income and provided that the awards meet the Section 162(m) of the Code performance-based requirements.

This Proposal Five is being presented to shareholders to approve the Omnibus Plan and to comply with shareholder approval requirements of Section 162(m) of the Code described above.

The discussion of this proposal is qualified in its entirety by reference to the full text of the Omnibus Plan. The Omnibus Plan will not become effective unless approved by our shareholders.  Awards granted prior to the effective date of the Omnibus Plan will remain subject to, and governed by, the terms and conditions of the Omnibus Plan as in effect at the time of the award and the applicable award agreement, unless such award agreement is later amended pursuant to the terms of the Omnibus Plan.

If shareholders do not approve this Proposal Five and the Omnibus Plan is not approved by our shareholders, the Company would be unable to issue certain awards under the Omnibus Plan in the future, as they would no longer satisfy the requirements of Section 162(m) of the Code.  There is no guarantee that awards intended to qualify for tax deductibility under Section 162(m) of the Code will ultimately be viewed as so qualifying by the Internal Revenue Service.

Description of the Omnibus Plan

The Omnibus Plan permits us to grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards to the Company’s officers, directors and certain other employees. The Omnibus Plan provides a pool of 15,000,000 shares, which is equal to 17.09% of the shares of the Company’s Common Stock issued and outstanding on July 11, 2014. The following is a summary of the material terms of the Omnibus Plan. The summary does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Omnibus Plan. To the extent that there is a conflict between this summary and the terms of the plan, the terms of the plan will govern. In the following summary, the term “shares” means the Company’s Common Stock, and such other securities or property as may become the subject of awards under the Omnibus Plan, and the term “stock unit” means a unit or right whose value is based on the value of a share.

Administration. The Omnibus Plan will be administered by a Compensation Committee consisting of two or more directors that qualify as both non-employee directors, as defined by Rule 16b-3 of the Exchange Act, and outside directors, as defined in Section 162(m) of the Code. Per the Omnibus Plan, the Compensation Committee will be authorized, subject to the terms of the Omnibus Plan, to determine which participants will receive awards, the times when such awards will be made, the times when such awards will vest, the types of awards, the number of shares to be issued under the awards, the value or amount of the awards, and other terms and conditions of awards. All decisions with respect to the Omnibus Plan will be within the discretion of the Compensation Committee.

Share Counting. Generally, if an award granted under the Omnibus Plan is forfeited or cancelled without the payment of consideration, the shares allocable to the forfeited or cancelled portion of the award are added back to the aggregate available for grant under the Omnibus Plan, and may again be subject to an award granted under the Omnibus Plan. If, however, shares are delivered or tendered to the Company for repurchase to satisfy the exercise price of any option award, those shares will not be added back to the aggregate number of shares available for grant under the Omnibus Plan. In addition, if any shares are withheld from issuance to satisfy tax obligations associated with any award, those shares will count against the aggregate number of shares available for future grants under the Omnibus Plan.

Limitations on Awards. The following limitations apply:

●
The maximum number of shares of the Company’ common stock that may be delivered pursuant to (a) awards granted under the Omnibus Plan is 15,000,000 (the “Share Limit”) and (b) stock options granted under the Omnibus Plan intended to be Incentive Stock Options (“ISOs”) is 15,000,000.

●
No participant may receive during any calendar year (a) stock options or stock appreciation rights (“SARs”) covering an aggregate of more than 500,000 shares or (b) awards that are intended to qualify for exemption from the limitation on deductibility imposed by Section 162(m) of the Code (other than stock options or SARs) covering an aggregate of more than 500,000 shares.

●	The exercise price of stock options cannot be less than 100% of the fair market value of a share at the time the option is granted.

●	The base amount of an SAR cannot be less than 100% of the fair market value of a share at the time the SAR is granted.

●	Repricing of stock options is not permitted.

●	The term of the Omnibus Plan is 10 years from its adoption in 2014 and the term of awards granted under the Omnibus Plan of awards may not exceed 10 years.

●	The Omnibus Plan does not contain an evergreen provision.

Eligibility. The Omnibus Plan provides for awards to the directors, employees, and consultants of the Company.

Types of Awards. The Omnibus Plan permits grants of: (i) restricted stock and restricted stock units; (ii) stock options (including incentive and non-qualified stock options); (iii) SARs; and (iv) other stock-based awards. Awards may be granted alone, in addition to, or in combination with, any other awards under the Omnibus Plan or any other compensation plan. Awards can be granted for cash or other consideration as determined by the Company’ Compensation Committee or as required by applicable law (or for no cash consideration). Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares or other securities, or property or any combination of these.

Restricted Stock and Restricted Stock Units. Restricted stock is an award of shares subject to a restriction period specified in the award. During the restriction period, the shares may not be transferred and are subject to forfeiture. The Company’s Compensation Committee will have the discretion to determine potential events of forfeiture, to include early termination of employment, which shall be set forth in the applicable award agreement. The holder is otherwise usually treated as a registered shareholder with the right to receive dividends and vote the shares during the restriction period. Restricted stock units are similar to restricted stock except that the award takes the form of stock units instead of shares. During the restriction period, a holder of restricted stock units may be paid cash (dividend equivalents) that are equal in timing and amount to share dividends but does not have voting or other shareholder rights, except that dividends or dividend equivalents shall not be payable or credited in respect of unearned awards subject to performance conditions as noted below.  The units may be settled in cash or shares.

Stock Options and Stock Appreciation Rights. Stock options give the holder the right to purchase shares at the exercise price specified in the award. SARs give the holder the right to receive an amount in shares or cash equal to the spread between the exercise price specified in the award and the market price of a share at the time of exercise. SARs may be granted alone or with stock options. Stock options and SARs granted under the Omnibus Plan are subject to the terms and conditions determined by the Company’ Compensation Committee, except that the exercise price of an option or base value of an SAR cannot be less than 100% of the fair market value of a share at the time of the grant. The Company’ Compensation Committee shall determine the form in which payment of the exercise price may be made. Stock options may be granted in the form of nonqualified stock options or, provided they meet certain requirements of the Code, ISOs, which are subject to the treatment described below. Stock options and SARs are subject to forfeiture upon a participant’s termination of employment or service, as set forth in the applicable award agreement.

Stock Compensation and Other Stock-Based Awards. The Company’s Compensation Committee will have the authority to grant other forms of awards based on, payable in, or otherwise related in whole or in part to shares under the Omnibus Plan. Subject to the terms of the Omnibus Plan, the Company’ Compensation Committee may determine the terms and conditions of any such other stock-based awards. The number and type of shares to be distributed in lieu of the cash compensation applicable to any award as well as the terms and conditions of any bonus awards are determined by the Company’ Compensation Committee.

Termination of Service. The Company’s Compensation Committee will have the discretion to determine the impact of any participant’s termination of service upon any unvested awards, to include instances in which the participant terminates service due to retirement, death or disability.  Under the Omnibus Plan these provisions will be addressed in the separate award agreements as opposed to within the Omnibus Plan.

Adjustments. The Company’s Compensation Committee may make appropriate adjustments in the number of shares available under the Omnibus Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to shareholders, liquidation, dissolution or other similar event.

Change in Control. Upon a change in control as defined in the Omnibus Plan, all outstanding stock options automatically become fully exercisable, all restricted share awards automatically become fully vested, and SARs automatically become fully vested and fully exercisable.

Amendment/Limitations on Amendments. The Company’s Board of Directors may terminate or amend the Omnibus Plan without participant or shareholder approval, except that shareholder approval is required for any amendment that would require shareholder approval under the rules of the NYSE or would be necessary in order for the Omnibus Plan or an award to comply with Section 162(m) of the Code, Section 422 of the Code, or as otherwise may be required by applicable rule or regulation. No option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, except in connection with a stock dividend, stock split or similar event as specified in the Omnibus Plan in order to prevent dilution or enlargement of benefits intended under the Omnibus Plan.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of Omnibus Plan awards under the law as in effect on the date of this Proxy Statement. The rules governing the tax treatment of such awards are complex, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Plan, nor does it address state, local, or non-U.S. taxes. The Omnibus Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Options, SAR’s, Restricted Stock Unit Awards and Other Stock-Based Awards. A participant generally is not required to recognize income on the grant of an option, SAR, restricted stock unit award, or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the option or SAR is exercised (but see ISO discussion below), or in the case of restricted stock unit awards, or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award when the award vests. In general, the amount of ordinary income required to be recognized is: (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price; (b) in the case of a SAR, the fair market value of any shares or cash received upon exercise; and (c) in the case of restricted stock unit awards or other stock-based awards, the amount of cash and/or the fair market value of any shares received in respect thereof.

ISOs. When a participant is granted an ISO, or when the participant exercises the ISO, the participant will generally not recognize taxable income (except for purposes of alternative minimum tax). If the participant holds the shares for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the shares are disposed of during this period, the option will be treated as a non-qualified stock option, and the participant will recognize ordinary income equal to the lesser of the fair market value of the shares on the exercise date minus the exercise price or the amount realized on disposition minus the exercise price.

Restricted Stock Awards. Unless a participant who receives an award of restricted stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income at the time of the award of restricted stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a Section 83(b) election has not been made, any dividends received with respect to unvested restricted stock will be treated as compensation that is taxable as ordinary income to the recipient. If a participant makes a Section 83(b) election within 30 days of the date of transfer of the restricted stock, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Omnibus Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Deductibility by the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code (see “Performance Based Compensation” below).

Performance Based Compensation. In general, under Section 162(m) of the Code, remuneration paid by a public corporation to certain “covered employees” is not deductible to the extent it exceeds $1 million for any year. Taxable payments or benefits under the Omnibus Plan may be subject to this deduction limit. However, under Section 162(m) of the Code, qualifying performance-based compensation, including income from share options, SAR's and other performance-based awards that are made under shareholder-approved plans and that meet certain other requirements, are generally exempt from the deduction limitation. The Omnibus Plan has been designed so that the Board in its discretion may grant qualifying exempt “performance-based” compensation under the Plan. We believe that awards intended and structured as such by the Board will meet the requirements for “performance-based” compensation under Section 162(m) of the Code, and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction for federal income tax purposes to the Company. However, there is no guarantee that awards will be viewed as so qualifying by the Internal Revenue Service.  Other awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) of the Code will not qualify as “performance-based” compensation and, in such event, would be subject to deduction restrictions of Section 162(m) of the Code.

Withholding. Awards under the Omnibus Plan may be subject to tax withholding. When an award results in income subject to withholding, we may require the participant to remit the withholding amount to the Company or cause our shares to be withheld from issuance or sold in order to satisfy the tax withholding obligations.

Section 409A Compliance.  The Omnibus Plan and each award thereunder is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent.  Section 409A of the Code generally provides that if a deferred compensation plan or arrangement does not comply with the requirements of Sections 409A of the Code relating to distributions of benefits, prohibitions on acceleration of payment, and timing of deferral elections, then the compensation payable under such plan or arrangement will be included in gross income in the first taxable year of the recipient in which the compensation is not subject to a substantial risk of forfeiture. Failure to comply with Section 409A of the Code may also result in an additional 20% tax to the recipient of the Award and interest on underpayment of tax at a higher than normal rate.  It is the intent of the Company that awards under the Omnibus Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of Section 409A of the Code.  If any Omnibus Plan provision or award under the Omnibus Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements, that Omnibus Plan provision or award may be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the participant’s rights to an award.

Forfeiture Events, Clawback.  Under the Omnibus Plan and subject to shareholder approval, awards granted under the Omnibus Plan are subject to clawback, forfeiture or similar requirements to the extent required by applicable law, consistent with the Company’ corporate policy regarding the same.

The Board of Directors recommends a vote “FOR” approval of the Omnibus Plan.

PROPOSAL SIX

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Wound Management asks that you indicate your support for our executive compensation policies and practices as described above under “Director and Executive Officer Compensation” as required by Item 402 of Regulation S-K.  Your vote is advisory and will not be binding on the Board of Directors; however, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Compensation Committee is responsible for executive compensation and works to structure a compensation plan that reflects Wound Management’s underlying compensation philosophy of aligning the interests of our executive officers with those of our shareholders.  Key elements of this philosophy are:

●	Establishing compensation plans that deliver base salaries which are competitive with companies in our industry.

●	Rewarding outstanding performance particularly where such performance is reflected by achieving budget goals with respect to Wound Management’s Net Income and Cash Flow Return on Net Assets.

●	Providing equity-based incentives to ensure motivation over the long-term to respond to Wound Management’s business challenges and opportunities as owners rather than just as employees.

●	Link executive pay to measures that drive shareholder value.

●	Support our business strategies.

The Board of Directors recommends a vote “FOR” the following resolution:

RESOLVED: That the shareholders approve, on an advisory basis, the compensation of Wound Management’s executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the compensation tables and other executive compensation disclosures and related material set forth in this proxy statement.

PROPOSAL SEVEN

FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to provide an advisory shareholder vote to determine how often to present the advisory shareholder vote to approve the compensation of our named executive officers (the “say-on-pay vote”). We must solicit your advisory vote on whether to have the say-on-pay vote every 1, 2, or 3 years. Shareholders may vote as to whether the say-on-pay vote should occur every 1, 2 or 3 years, or may abstain from voting on the matter. The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the shareholders.

We value the opinion of our shareholders and welcome communication regarding our executive compensation policies and practices. After taking into account various considerations described below, we believe that a triennial vote will provide shareholders with the ability to express their views on our executive compensation policies and practices while providing us with an appropriate amount of time to consult with our shareholders and to consider their input.

Our executive compensation is administered by our Compensation Committee, as described in this Proxy Statement. Compensation decisions are complex and, with respect to our named executive officers, are disclosed in our proxy statement. We believe that establishing a three-year time frame for holding shareholder advisory votes on executive compensation will both enhance shareholder communication and provide the Compensation Committee time to consider, engage with and respond to shareholders’ expressed concerns or other feedback. In addition, we also believe that a triennial vote is consistent with our long-term business strategy and gives the Compensation Committee sufficient time to measure long-term performance.

Although, as an advisory vote, this proposal is not binding upon Wound Management or its Board of Directors, the Board will carefully consider the shareholder vote on this matter.

While you have the opportunity to vote for every 1, 2 or 3 years, or abstain from voting on the frequency of future say-on-pay votes, the Board of Directors recommends that you vote for a frequency of every  3 years.

CODE OF ETHICS

We adopted a Code of Ethics and Business Conduct that addresses responsibilities regarding honest and ethical conduct, the preparation and quality of the disclosures in documents and reports we file with the SEC, and compliance with applicable laws, rules, and regulations. It is posted on our website at http://woundmanagementtechnologies.com under the “Corporate Governance” tab in the “Investor Relations” section. A printed copy is available to any shareholder upon request. Requests for documents must be in writing and directed to Wound Management’s Secretary at the address indicated on the cover page of this proxy statement.

SHAREHOLDER PROPOSALS FOR 2015 WOUND MANAGEMENT ANNUAL MEETING

In order to be included in the proxy material for the 2015 Annual Meeting, Wound Management must receive eligible proposals from shareholders intended to be presented at the annual meeting on or before June 6, 2015, directed to the Wound Management Secretary at the address indicated on the first page of this proxy statement.

According to our Amended and Restated Bylaws, Wound Management must receive timely written notice of any shareholder nominations and proposals to be properly brought before the 2015 Annual Meeting.  To be timely, such notice must be delivered to the Wound Management Secretary at the principal executive offices set forth on the first page of this proxy statement between June 6, 2015 and the close of business on July 6, 2015.

The written notice must set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of the Corporation that are owned beneficially and of record by such shareholder and such beneficial owner, if any, as of the date of such notice (which information shall be supplemented by such shareholder and beneficial owner not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (C) any other information relating to such shareholder and beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act.

The notice must set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection as a director: (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting on concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

With respect to each nominee for election or reelection to the Board of Directors, the notice must include the completed and signed questionnaire, representation and agreement required by the Corporation’s bylaws.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

If the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, the notice must set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business, and (B) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a shareholder’s vote arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Wound Management.  If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of Wound Management.

Upon the written request of any person whose proxy is solicited hereunder, Wound Management will furnish without charge to such person a copy of its annual report filed with the Securities and Exchange Commission on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2013.  Such written request is to be directed to Investor Relations, 16633 Dallas Parkway, Suite 250, Addison, Texas 75001.

By Order of the Board of Directors Mandy Muse SECRETARY

Addison, Texas
July 13, 2014

Appendix A

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
WOUND MANAGEMENT TECHNOLOGIES, INC.

Pursuant to Section 3.053 of the Texas Business Organizations Code (the “TBOC”), Wound Management Technologies, Inc., a corporation formed and existing under the laws of the state of Texas (the “Corporation”), does hereby certify:

1.           The filing number issued to the Corporation by the Secretary of State of the State of Texas is 800036706, and its original date of formation is December 14, 2001.

2.           The Articles of  Incorporation in effect on the date hereof are hereby amended by replacing ARTICLE FOUR in its entirety as follows:

ARTICLE FOUR

The aggregate number of shares of capital stock that the corporation will have authority to issue is two hundred fifty-five million (255,000,000), two hundred fifty million (250,000,000) of which will be shares of Common Stock having a par value of $.001 per share, and five million (5,000,000) of which will be shares of preferred stock having a par value of $10 per share.

Preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of preferred stock will be identical except as to the date of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of preferred stock, and to fix, by resolution or resolutions providing for the issuance of such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

3.           The amendment has been approved in the manner required by the TBOC and the governing documents of the Corporation.

4.           The amendment shall be effective upon filing this Certificate of Amendment with the Secretary of State of Texas.

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

SIGNED AND DATED this ____ day of August, 2014.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By:	/s/
Name:
Title:

A-1

Appendix B

Omnibus Plan

WOUND MANAGEMENT TECHNOLOGIES, INC.
2014 OMNIBUS LONG TERM INCENTIVE PLAN

______, 2014

ARTICLE 1
General Purpose of Plan; Definitions

1.1 Name and Purposes.  The name of this plan is the Wound Management Technologies, Inc. 2014 Omnibus Long Term Incentive Plan. The purpose of this Plan is to enable Wound Management Technologies, Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers, employees and Directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Shareholders.

1.2 Certain Definitions.  Unless the context otherwise indicates, the following words shall have the following meanings whenever used in this Plan:

“Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company within the meaning of Section 414(b) or (c) of the Code.

“Award” means any Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share granted pursuant to this Plan.

“Base Value” is defined in Section 7.3.

“Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

“Board” means the Board of Directors of the Company.

“Change in Control” is defined in Section 12.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

“Committee” means the entity administering this Plan as provided in Section 2.1.

“Common Shares” means shares of common stock of the Company, par value $0.001 per share.

“Company” means Wound Management Technologies, Inc., a corporation organized under the laws of the State of Texas and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to Wound Management Technologies, Inc. or substantially all of the assets of Wound Management Technologies, Inc. and that assumes the obligations of Wound Management Technologies, Inc. under this Plan by operation of law or otherwise.

“Date of Grant” means the date on which the Committee grants an Award.

“Director” means a member of the Board.

“Disability” shall be defined in the Award agreements, as necessary.

“Eligible Director” is defined in Section 4.1.

“Employment” as used herein shall be deemed to refer to (i) a participant’s employment if the participant is an employee of the Company or any of its Affiliates, (ii) a participant’s services as a consultant, if the participant as a consultant to the Company or its Affiliates and (iii) a participant’s services as a non-employee director, if the participant is a non-employee member of the Board; provided that, for any Award that is or becomes subject to Section 409A of the Code, termination of Employment means a “separation from service” under Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Securities Exchange Act of 1934 section, such reference shall be deemed to be a reference to any successor section or sections with the same or similar purpose.

“Exercise Price” means the purchase price of a Share pursuant to a Stock Option.

“Fair Market Value” means: (i) if the Common Shares are listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation of the Common Shares on such date, on the next preceding date on which there was trading or quotation); or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an interdealer quotation system, the “Fair Market Value” of Common Shares shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

“Full-Value Awards” means Restricted Share Awards, Restricted Share Unit Awards, Performance Share Awards and Common Share Awards.

“Incentive Stock Option” and “ISO” mean a Stock Option which meets the requirements of Section 422 of the Code.

“Non-Qualified Stock Option” and “NQSO” mean a Stock Option that does not meet the requirements of Section 422 of the Code.

“Outside Director” means a Director who meets the definitions of the terms “outside director” used in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws, rules and regulations.

“Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.

“Performance Period” is defined in Section 8.4(g).

“Performance Shares” means any Shares issued pursuant to an Award granted under Article 9.

“Permitted Holder” means as of the date of determination, any participant in an employee benefit plan (or trust forming a part thereof) maintained by (i) the Company or its Affiliates or (ii) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

“Person” means a “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

“Plan” means this Wound Management Technologies, Inc. 2010 Omnibus Long Term Incentive Plan, as amended from time to time.

“Plan Year” means the calendar year.

“Restricted Share Units” means Shares issued by the Company pursuant to an Award granted under Article 8 that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued Employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied.

“Restricted Shares” means Shares which are issued by the Company pursuant to an Award granted under Article 8 to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant.

“Retirement” shall be defined in the Award agreements, as necessary.

“Rule 16b-3” is defined in Article 17.

 “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” under Section 162(m)(3) of the Code.

“Share” or “Shares” mean one or more of the Common Shares.

“Shareholder” means an individual or entity that owns one or more shares of stock of the Company, including Common Shares.

“Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 7.

“Stock Option” means a right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5; such right may be an Incentive Stock Option or a Non-Qualified Stock Option.

“Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

“Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, when the Stock Option first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. “Vest” and “Vesting” shall have correlative meanings.

ARTICLE 2
Administration

2.1 Authority and Duties of the Committee.

(a) The Plan shall be administered by a Committee of at least two Directors who are appointed by the Board. Unless otherwise determined by the Board, the Compensation Committee of the Company shall serve as the Committee that will administer the Plan, and all of the members of the Committee shall be Outside Directors. Notwithstanding this requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because it is discovered that a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

(b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees, consultants and Eligible Directors.

(c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i)	select the officers, employees, consultants and Eligible Directors to whom Awards are granted;

(ii)	determine the types of Awards granted and the timing of such Awards;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	determine whether an Award is, is intended to be, or shall remain, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v)
determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Stock Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi)	determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

(vii)	subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

(viii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(ix)	promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

(x)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(xi)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xii)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xiii)	otherwise supervise the administration of this Plan.

(d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board, another committee of the Board or Shareholders.

(e) The Company shall furnish the Committee and its delegates with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

2.2 Delegation of Duties.  The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes relating to plan administration at the expense of the Company.

2.3 Limitation of Liability.  Members of the Board, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for grossly negligent or willful misconduct in the performance of their duties hereunder.

ARTICLE 3
Stock Subject to Plan

3.1 Total Shares Limitation.  Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 15,000,000, which may be treasury Shares or unissued Shares.

3.2 Other Limitations.

(a) Stock Option Limitations.  The maximum number of Shares available with respect to all Stock Options granted under this Plan is 15,000,000 Shares. The maximum number of Shares available with respect to ISOs granted under this Plan is 5,000,000 Shares.

(b) Full-Value Limitations.  The maximum number of Shares available with respect to Full-Value Awards granted under this Plan is 15,000,000 Shares.

(c) Participant Limitation.  The aggregate number of Shares underlying Awards granted under this Plan to any participant in any Plan Year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 500,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards including, but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

3.3 Awards Not Exercised; Effect of Receipt of Shares.  If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If (i) the Exercise Price of a Stock Option is paid in Shares, (ii) Shares underlying the exercised portion of an SAR are not issued upon exercise of the SAR, (iii) Shares are withheld to satisfy an individual participant’s tax obligations or (iv) Shares are repurchased by the Company on the open market with respect to Awards under this Plan, the Shares received, not issued, withheld or repurchased by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

3.4 Dilution and Other Adjustments.  If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or Exercise Price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in conformity with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.

ARTICLE 4
Participants

4.1 Eligibility.  Officers, all other active common law employees of the Company or any of its Affiliates, consultants and Outside Directors (each an “Eligible Director”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

4.2 Award Agreements.  Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of an Award agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award agreements may differ from time to time and from participant to participant.

ARTICLE 5
Stock Option Awards

5.1 Option Grant.  Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

5.2 Terms and Conditions of Grants.  Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, as the Committee deems desirable, so long as such terms and conditions are not inconsistent with the terms of this Plan:

(a) Exercise Price.  Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant.

(b) Option Term.  Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times and on such conditions as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time or on conditions, in its entirety or in installments, the Committee may waive or accelerate those Vesting provisions at any time.

(d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 16. Subject to the approval of the Committee, the Exercise Price may be paid:

(i)	in cash in any manner satisfactory to the Committee;

(ii)
by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the applicable Exercise Price;

(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option;

(iv)
By delivery of irrevocable instructions to a broker to sell Shares obtained upon exercise of the Stock Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the Exercise Price for the Shares being purchased; and

(v)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and lawful regulations and guidance promulgated thereunder.

(e) Issuance of Shares.  The Company will issue or cause to be issued Shares as soon as practicable after exercise of a Stock Option and receipt of full payment of the Exercise Price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, in certificated or uncertificated form, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option.

(f) Form.  Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(g) Special Limitations on Stock Option Awards.  Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

ARTICLE 6
Special Rules Applicable to Incentive Stock Options

6.1 Eligibility.  Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to employees (including officers and Directors who are also employees) of the Company or an Affiliate which is also a Parent or Subsidiary.

6.2 Special ISO Rules.

(a) Term.  No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

(b) Ten Percent Shareholder.  If a grantee owns (at the time of the Award and after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, the Exercise Price of the ISO will be at least 110% of the Fair Market Value of the Shares as of the Date of Grant and such ISO shall not be exercisable on or after the fifth anniversary of the Date of Grant.

(c) Limitation on Grants.  The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan adopted by the Company or a Parent or a Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

(d) Non-Transferability.  Notwithstanding any other provision herein to the contrary, no ISO (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may an ISO (or related Stock Appreciation Right) be exercisable during an optionee’s lifetime other than by him or her (or his or her guardian or legal representative to the extent permitted by applicable law).

(e) Termination of Employment.  No ISO may be exercised more than three months following termination of Employment for any reason (including Retirement) other than death or Disability, nor more than one year following termination of Employment due to death or Disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of Employment is cessation of Employment such that no Employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

(f) Fair Market Value.  For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.

6.3 Subject to Code Amendments.  The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with changes to Section 422 of the Code. Any ISO which fails to meet the requirements of Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided that it otherwise meets the Plan’s requirements for being an NQSO.

ARTICLE 7
Stock Appreciation Rights

7.1 SAR Grant and Agreement.  Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

7.2 SARs Granted in Conjunction with Option.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan, at the same time as the grant of the Stock Option, and will be subject to the following terms and conditions:

(a) Term.  Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

(b) Exercisability.  A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine.

(c) Method of Exercise.  A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.3 Independent SARs.  Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a) Term.  Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b) Exercisability.  A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

(c) Method of Exercise.  A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Fair Market Value of a Share on the Date of Grant (the “Base Value”) multiplied by the number of Stock Appreciation Rights being exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Base Value, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.4 Other Terms and Conditions of SAR Grants.  Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

7.5 Special Limitations on SAR Awards.  Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

ARTICLE 8
Restricted Share and Restricted Share Unit Awards

8.1 Restricted Share Grants and Agreements.  Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.4) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding.

8.2 Terms and Conditions of Restricted Share Grants.  Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price.  The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b) Restrictions.  All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)
a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 12 and the applicable Award agreements);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s Employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)
a prohibition against Employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and 9.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the applicable provisions of Article 9 implementing Section 162(m) of the Code will also apply.

(c) Delivery of Shares.  Restricted Shares will be certificated and registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Wound Management Technologies, Inc. 2010 Omnibus Long Term Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Section 15.2) to the participant or other appropriate person and with the foregoing legend removed.

(d) Forfeiture of Shares.  If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(e) Voting and Other Rights.  Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares; provided that if restrictions lapse upon the attainment of specified performance objectives, then the participant will receive any dividends only to the extent performance objectives are achieved.

8.3 Restricted Share Unit Awards and Agreements.  Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued Employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 16.

8.4 Terms and Conditions of Restricted Share Unit Awards.  Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price.  The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b) Restrictions.  All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s Employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)
a prohibition against Employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(c) Performance-Based Restrictions.  The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the applicable provisions of Article 9 implementing Section 162(m) of the Code will also apply.

(d) Voting and Other Rights.  A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award but if restrictions lapse upon the attainment of specified performance objectives, then such dividend equivalents shall be paid only to the extent performance objectives are achieved.

(e) Lapse of Restrictions.  If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Section 15.2.

(f) Forfeiture of Restricted Share Units.  If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

(g) Termination.  A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of Employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s Employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

(h) Special Limitations on Restricted Share Unit Awards.  Restricted Share Units awarded under this Plan are intended to be compliant with, or exempt from, Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards.  Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

ARTICLE 9
Performance Share Awards

9.1 Performance Share Awards and Agreements.  A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 16.

9.2 Performance Objectives.  At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the Performance Period during which the performance objectives must be met. With respect to Awards to Section 162(m) Persons intended to be “performance based compensation,” the Committee may use performance objectives based on one or more of the following: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or earnings before interest and taxes); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on Shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure or capital expenses; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) costs; (xv) liquidity or cash flow; (xvi) working capital and working capital metrics; (xvii) return on assets; (xviii) assets, debt or net debt; (xix) total return; (xx) customer satisfaction survey performance; (xxi) quality improvement performance; (xxii) manufacturing productivity performance; and (xxiii) such other objective performance criteria as determined by the Committee in its sole discretion. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each Award.

9.3 Adjustment of Performance Objective and Evaluations.  The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock. The Committee may also appropriately adjust any performance evaluation under a performance objective or objectives to reflect any of the following events that may occur during the Performance Period: (1) asset gains or losses; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; and (5) any extraordinary, unusual, non-recurring or non-cash items.

9.4 Other Terms and Conditions.  Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan as the Committee deems desirable:

(a) Delivery of Shares.  As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 15.2.

(b) Termination.  A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of Employment or directorship of the participant during the Performance Period. If a participant’s Employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 9.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

(c) Voting and Other Rights.  Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award but such dividend equivalents shall be paid only to the extent performance objectives are achieved. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

(d) Performance-Based Compensation.  The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

9.5 Time Vesting of Performance Share Awards.  Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

9.6 Special Limitations on Performance Share Awards.  Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

ARTICLE 10
Common Share Awards

10.1 Eligibility.  Notwithstanding any other provision of this Plan to the contrary, a Common Share may only be granted to an employee or Eligible Director.

10.2 Terms and Conditions of Common Share Awards.

(a) Purpose.  Common Shares may be granted in consideration of services rendered to the Company by employees or Eligible Directors in their capacity as Directors.

(b) Vesting.  Common Shares shall be fully-Vested.

ARTICLE 11
Transfers and Leaves of Absence

11.1 Transfer of Participant.  For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of Employment.

11.2 Effect of Leaves of Absence.  For purposes of this Plan, the following leaves of absence are deemed not to be a termination of Employment:

(a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c) any other absence determined by the Committee in its discretion not to constitute a termination of Employment.

ARTICLE 12
Effect of Change in Control

12.1 Change in Control Defined.  “Change in Control” means the occurrence of any of the following: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or “group” (as such term is defined in Sections 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Permitted Holders; (ii) any Person or group, other than the Permitted Holders, that is or becomes the Beneficial Owner (except that a Person shall be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the voting stock of the Company (or any entity which controls the Company or which is a successor to all or substantially all of the assets of the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the Shareholders of the Company was approved by a vote of a majority of the Directors of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office. Notwithstanding the foregoing, the Committee may specify a different definition of “Change in Control” as necessary to prevent adverse taxation under Section 409A of the Code.

12.2 Acceleration of Award.  Except as otherwise provided in this Plan or an Award agreement, immediately upon the occurrence of a Change in Control:

(a) all outstanding Stock Options automatically become fully exercisable;

(b) all Restricted Share Awards automatically become fully Vested;

(c) subject to Section 409A of the Code, all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, they shall become Vested on a pro-rated basis as described in Section 12.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder;

(d) all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period; and

(e) Stock Appreciation Rights automatically become fully Vested and fully exercisable.

12.3 Treatment of Awards.  If the Committee determines that it would not trigger adverse taxation under Section 409A of the Code, upon the occurrence of a Change in Control, the Committee may, but shall not be obligated to, (A) cancel Awards for fair value, which, in the case of Stock Options and Stock Appreciation Rights, shall equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Stock Options or Stock Appreciation Rights as of the date of the Change in Control) over the aggregate Exercise Price or Base Value (as applicable) of such Stock Options or Stock Appreciation Rights or (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms and value of any affected Awards previously granted hereunder as determined by the Committee or (C) provide that for a period of at least 15 days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all Shares subject thereto and the Committee may further provide that upon the occurrence of the Change in Control, such Awards shall terminate and be of no further force and effect.

ARTICLE 13
Transferability of Awards

13.1 Awards Are Non-Transferable.  Except as provided in Sections 13.2 and 13.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

13.2 Inter-Vivos Exercise of Awards.  During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 13.1 to the contrary, the participant’s guardian or other legal representative.

13.3 Limited Transferability of Certain Awards.  Notwithstanding Section 13.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing, or as otherwise determined by the Committee to be in the interests of the Company; or (c) by a participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members.  “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 14
Amendment and Discontinuation

14.1 Amendment or Discontinuation of this Plan.  The Board  may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board without the participant’s written consent thereto; and

(b) without Shareholder approval, if Shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).

Notwithstanding the foregoing, this Plan may be amended without obtaining the affected participants’ consent in order to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company or participants; or (iii) avoid any unintended unfavorable tax effects for the Company or participants.

14.2 Amendment of Grants.  The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 15
Share Certificates

15.1 Delivery of Share Certificates.  The Company is not required to issue or deliver any Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a) payment in full for the Shares and for any tax withholding;

(b) completion of any registration or other qualification of such Shares under any federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

(d) in the event the Shares are not registered under the Securities Act of 1933, as amended, qualification as a private placement under said act;

(e) obtaining of any approval or other clearance from any federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f) full satisfaction of the Committee that the issuance and delivery of Shares under this Plan is in compliance with applicable federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

Notwithstanding the foregoing, with respect to any Award that is or becomes subject to Section 409A of the Code, a payment may only be delayed where the Company or any Affiliate reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law and provided that the payment is made at the earliest date at which the Company or Affiliate reasonably anticipates that the making of the payment will not cause such violation.

15.2 Applicable Restrictions on Shares.  Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

15.3 Book Entry.  In lieu of the issuance of stock certificates evidencing Shares, the Company or its transfer agent may use a “book entry” system in which a computerized or manual entry is made in the records of the Company or the transfer agent to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 16
Tax Withholding

16.1 In General.  The Committee shall cause the Company or its Affiliates to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

16.2 Delivery of Withholding Proceeds.  The Company or its Affiliates shall deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority.

ARTICLE 17
General Provisions

17.1 No Implied Rights to Awards, Employment or Directorship.  No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award hereunder shall be construed as giving any individual any right to continued Employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of Employment or for services, and the Company and each Affiliate expressly reserve the right at any time to terminate employees or service providers free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

17.2 Other Compensation Plans.  Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

17.3 Rule 16b-3 Compliance.  The Plan is intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(b) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

17.4 Code Section 162(m) Compliance.  The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

17.5 Compliance with Section 409A.  The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Section 409A of the Code and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Section 409A of the Code and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

17.6 Successors.  All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

17.7 Severability.  In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

17.8 Governing Law.  This Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the internal laws of the State of Texas.  This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974 and shall be so construed and administered.

17.9 Forfeiture Events; Clawback. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), if any, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture, or similar requirements, in addition to any otherwise applicable vesting of an Award (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

ARTICLE 18
Effective Date; Expiration

18.1 Effective Date.  The effective date of this Plan is the date on which the Shareholders of the Company approve it at a duly held Shareholders’ meeting. No Awards may be granted under this Plan after the tenth anniversary of such date, but Awards granted before such tenth anniversary may remain outstanding under this Plan until they expire according to their terms and the other terms of this Plan.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

Wound Management Technologies, Inc.

September 3, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.shareholdervote.info
Cast your vote online by following the link for Wound Management Technologies, Inc. and entering the nine-digit control number provided in the upper left hand corner of this proxy card.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

090314

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSALS 2 THROUGH 6, AND FOR "3 YRS" ON PROPOSAL 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

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1 year	2 years	3 years	ABSTAIN
7. To recommend, by nonbinding vote, the frequency of stockholder votes on executive compensation.	☐	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.